UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DATA STORAGE CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

May 7, 2024

Dear Fellow Data Storage Corporation Stockholders:

We invite you to attend the 2024 Annual Meeting (the ‘2024 Annual Meeting’) of Stockholders of Data Storage Corporation to be held at 175 Broadhollow Road, Building Conference Room, Melville, New York 11747, on June 20, 2024, at 11:00 a.m. local time.

The Notice of the 2024 Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2023 financial results are presented in detail in our Annual Report.

Your vote is very important. We encourage you to read all of the important information in the Proxy Statement and vote for your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the 2024 Annual Meeting by promptly submitting your proxy or voting instructions by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Data Storage Corporation.

Sincerely,

/s/ Charles M. Piluso
Charles M. Piluso
Chief Executive Officer and Chairman of the Board of Directors

225 Broadhollow Road, Suite 307

Melville, New York 11747

Telephone: (212) 564-4922

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Data Storage Corporation:

The 2024 Annual Meeting of the Stockholders (the ‘2024 Annual Meeting’) of Data Storage Corporation, a Nevada corporation (together with its subsidiaries, ‘Company’, ‘Data Storage Corporation’, ‘we’, ‘us’ or ‘our’), will be held on Thursday, June 20, 2024, at 11:00 a.m. local time at 175 Broadhollow Road, Building Conference Room, Melville, New York, 11747. The purpose of the meeting is to consider and act upon the following matters:

1.	to elect ten directors named in the accompanying proxy statement to our Board of Directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	to ratify the selection of Rosenberg Rich Baker Berman, P.A., the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2);

3.	to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 3);

4.	to approve an amendment to our 2021 Stock Incentive Plan (the ‘2021 Plan’) to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000 (Proposal No. 4); and

5.	to transact such other business as may properly come before the 2024 Annual Meeting or any adjournments or postponements of the 2024 Annual Meeting.

All stockholders are cordially invited to attend the 2024 Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

The matters listed in this notice of meeting are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 23, 2024, as the record date (the ‘Record Date’) for determining those stockholders who are entitled to notice of and to vote at the 2024 Annual Meeting or any adjournment or postponement of the 2024 Annual Meeting. The list of the stockholders of record as of the Record Date will be made available for inspection during the ten days preceding the meeting at the Company’s offices located at 225 Broadhollow Road, Suite 307, Melville, New York, 11747.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the 2024 Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the 2024 Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the 2024 Annual Meeting will automatically revoke any prior vote by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Charles M. Piluso
Chief Executive Officer and Chairman of the
Board of Directors
Melville, New York
May 7, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, JUNE 20, 2024.

The Notice of Annual Meeting of Stockholders, the Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the ‘2023 Annual Report’) are available at www.proxyvote.com. The 2023 Annual Report is not a part of the proxy solicitation materials.

Your vote is important. We encourage you to review all the important information contained in the proxy materials before voting.

i

225 Broadhollow Road, Suite 307

Melville, New York 11747

Telephone: (212) 564-4922

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 20, 2024

GENERAL INFORMATION ABOUT THE

PROXY STATEMENT AND ANNUAL

MEETING

General

The enclosed proxy statement is furnished to the holders of shares of common stock, par value $0.001 (the ‘common stock’) of Data Storage Corporation. (the ‘Company,’ ‘Data Storage,’ ‘we’ or ‘us’) in connection with the solicitation of proxies by the Board of Directors (the ‘Board’), for use at the 2024 Annual Meeting of the Company’s stockholders (the ‘2024 Annual Meeting’) to be held at 175 Broadhollow Road, Suite 307, Building Conference Room, Melville, New York 11747, on Thursday, June 20, 2024, at 11:00 a.m. local time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders as of April 23, 2024 (the ‘Record Date’) may attend the 2024 Annual Meeting. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

The Board of Directors is soliciting votes (1) FOR each of the ten directors named herein for election to the Board; (2) FOR the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending on December 31, 2024; (3) FOR approval, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement; and (4) FOR approval of an amendment to our 2021 Stock Incentive Plan (the ‘2021 Plan’) to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000.

Accompanying this Proxy Statement is a proxy/voting instruction form (the ‘Proxy’) for the 2024 Annual Meeting, which you may use to indicate your vote as to the proposals contained in this Proxy Statement. Whether or not you expect to attend the meeting in person, please submit your Proxy to vote for your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be distributed and made available to the Company’s stockholders on or about April 23, 2024.

Proxy Materials Are Available on the Internet

The Company uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the ‘Notice of Internet Availability’) to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the 2024 Annual Meeting of Stockholders. According to our records, you were a holder of shares of Common Stock of the Company as of the end of business on April 23, 2024.

You are invited to attend the 2024 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by proxy in the manner described below.

The Company intends to distribute and make available these proxy materials on or about May 7, 2024, to all stockholders of record on the Record Date entitled to vote at the 2024 Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the 2024 Annual Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Charles M. Piluso, our Chief Executive Officer, and Christos (‘Chris’) H. Panagiotakos, our Chief Financial Officer, as your representatives at the 2024 Annual Meeting, with full power of substitution and re-substitution. By completing and returning a proxy card, you are authorizing Mr. Piluso and Mr. Panagiotakos to vote your shares at the 2024 Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the 2024 Annual Meeting.

When and where is the 2024 Annual Meeting being held?

The 2024 Annual Meeting will be held on June 20, 2024, commencing at 11:00 a.m. local time, at 175 Broadhollow Road, Building Conference Room, Melville, New York 11747.

Why did I receive a Notice of Internet Availability in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

We are utilizing a U.S. Securities and Exchange Commission (‘SEC’) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability. Instructions on how to access the proxy materials over the Internet may be found in the Notice of Internet Availability. If you have received a Notice of Internet Availability and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

When were the proxy materials first sent or made available to stockholders?

The Notice of Internet Availability was first mailed to stockholders on or about May 7, 2024. Once the Notice of Internet Availability is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

May I attend the 2024 Annual Meeting in person?

You are invited to attend the 2024 Annual Meeting in person, and we encourage all stockholders of the Company to attend the 2024 Annual Meeting in person.

Be prepared to comply with our security and safety procedures for the 2024 Annual Meeting, which will include the following: (a) a requirement that stockholders attending the 2024 Annual Meeting present a form of government-issued photo identification, such as a driver’s license, in order to be admitted to the 2024 Annual Meeting; (b) a rule that no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the 2024 Annual Meeting; (c) a rule that the use of mobile phones, tablets, laptops and similar electronic devices during the 2024 Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (d) a rule that by attending the 2024 Annual Meeting, stockholders agree to abide by the agenda and procedures for the 2024 Annual Meeting (copies of which will be distributed to attendees at the meeting).

Who can vote at the 2024 Annual Meeting?

Only holders of record of outstanding shares of Common Stock at the close of business on April 23, 2024, will be entitled to vote at the 2024 Annual Meeting. On this Record Date, there were 6,970,943 shares of Common Stock outstanding and entitled to vote.

The 2024 Annual Meeting will begin promptly at 11:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on April 23, 2024, your shares of Common Stock were registered directly in your name with Data Storage Corporation’s transfer agent, VStock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 23, 2024, your shares or Common Stock were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in ‘street name’ and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2024 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.	To elect ten directors named in this proxy statement to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.	To ratify the selection of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); and

3.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 3);

4.	To approve an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000 (Proposal No. 4);

5.	To transact such other business as may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the 2024 Annual Meeting.

How do I vote?

On all matters except Proposal No. 1 (the election of directors), you may vote ‘FOR’ or ‘ABSTAIN’ from voting on the proposal. With respect to Proposal No. 1, for each nominee standing for election to the Board, you may for ‘FOR’ such nominee’s election or ‘WITHHOLD’ authority to vote for the nominee’s election; provided that you may not vote any shares ‘FOR’ the election of more than ten nominees. The procedures for voting your shares in accordance with these options are summarized below:

Stockholder of Record: Shares Registered in Your Name

If you hold shares of Common Stock of record as of the Record Date, you may vote in person at the 2024 Annual Meeting or vote by proxy using the enclosed proxy card or via telephone, or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the 2024 Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the 2024 Annual Meeting will be available for inspection at the 2024 Annual Meeting and for a period of ten days prior to the 2024 Annual Meeting during regular business hours at our principal executive offices, which are located at 225 Broadhollow Road, Suite 307, Melville, New York 11747.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the 2024 Annual Meeting, we will vote your shares as you direct.

●	To submit a proxy via the Internet or telephone, follow the ‘Vote by Internet’ or ‘Vote by Telephone’ instructions on the accompanying proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to cause your shares to be voted by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the 2024 Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

What are the voting requirements to approve each of the proposals?

The following votes are required for approval of the proposals being presented at the 2024 Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast ‘FOR’ those nominees noted by you on the appropriate portion of your proxy or voting instruction card or you may direct your vote to be ‘WITHHELD’ with respect to any of the ten nominees. At the 2024 Annual Meeting, ten directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes cast at the 2024 Annual Meeting. This means that the ten candidates receiving the highest number of affirmative votes at the 2024 Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Shares for which a vote is withheld from a director nominee will not be voted with respect to the director nominee indicated and, assuming that any such vote withheld from the director nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors although such shares will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: To Ratify the Selection of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Votes may be cast: ‘FOR,’ ‘AGAINST’ or ‘ABSTAIN.’ The proposal to ratify the selection of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for its current fiscal year requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal. Because Proposal No. 2 is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal No. 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board (the ‘Audit Committee’) or the Board. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Proposal No. 3: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: ‘FOR,’ ‘AGAINST’ or ‘ABSTAIN.’ The non-binding advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 4: To Approve an Amendment to the Company’s 2021 Stock Incentive Plan. Votes may be cast: ‘FOR’ ‘AGAINST’ or ‘ABSTAIN.’ The proposal to approve an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000.

How many shares are outstanding and how many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you hold as of the Record Date. As of the Record Date, 6,970,943 shares of common stock were issued and outstanding.

What is a quorum for purposes of conducting the 2024 Annual Meeting?

The presence in person or by proxy of the holders of thirty-three and one-third percent (33⅓%) of the outstanding shares of the Company’s voting stock is necessary to constitute a quorum at the 2024 Annual Meeting. In the absence of a quorum at the meeting, the meeting may be adjourned from time to time without notice, other than an announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote pursuant to such Proxy. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the 2024 Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), are considered stockholders who are present for purposes of determining the presence of a quorum.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted ‘FOR’ the election of each of the nominees nominated by the Board as directors (Proposal No. 1); ‘FOR’ ratification of the appointment of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2); ‘FOR’ approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3); and (4) ‘FOR’ approval of an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000, and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares ‘FOR’ the election of each of the nominees nominated by the Board as directors (Proposal No. 1), ‘FOR’ ratification of the appointment of Rosenberg Rich Baker Berman & Company P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 2), ‘FOR’ approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 3); and ‘FOR’ approval of an amendment to the 2021 Plan to increase the number of shares of the Company’s common stock that we will have available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000 (Proposal No. 4), and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of distributing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all your shares are voted.

I share the same address with another Data Storage Corporation stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as ‘householding,’ is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change or revoke my vote after submitting my proxy?

Yes. You can change or revoke your proxy at any time before the final vote at the 2024 Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date or subsequently submit another proxy to vote your shares via the Internet or via telephone;

●	You may send a timely written notice that you are revoking your proxy to the Company at 225 Broadhollow Road, Suite 307, Melville, New York 11747, Attn: Chief Executive Officer; or

●	You may attend the 2024 Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting. With respect to Proposals No. 2, 3 and 4, the inspector of elections will separately count ‘FOR’ and ‘AGAINST’ votes, the number of shares that ‘Abstain’ from voting on such proposal and, except with respect to Proposal No. 2 (for which no broker non-votes will occur), broker non-votes.

For Proposal No. 1, the inspector of elections will separately count, with respect to each nominee standing for election, the number of votes cast ‘FOR’ such nominee’s election, the number of votes for which the stockholders elected to ‘WITHHOLD’ authority to vote for such nominee and the number of broker non-votes.

Who will count the votes?

One or more inspectors of election will tabulate the votes.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the 2024 Annual Meeting?

Preliminary voting results will be announced at the 2024 Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the 2024 Annual Meeting.

What if other matters come up at the 2024 Annual Meeting?

At the date of this Proxy Statement, we do not know of any matters to be properly presented at the 2024 Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting of Stockholders (the ‘2025 Annual Meeting’) under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing not later than December 24, 2024, at Data Storage Corporation at 225 Broadhollow Road, Suite 307, Melville, New York 11747. If you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the ‘Exchange Act’).

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting must be delivered in writing to the Corporate Secretary at the address above no later than March 9, 2025. However, if we hold the 2025 Annual Meeting on a date that is not within 30 days of the anniversary of the 2024 Annual Meeting, notice must be received a reasonable time before we deliver our proxy materials for the 2025 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025. If such meeting date is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

See ‘Stockholder Proposals For the 2025 Annual Meeting.’

CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board of Directors, upon the recommendation of our Nominating & Corporate Governance Committee, has nominated: Charles M. Piluso, Harold J. Schwartz, Thomas C. Kempster, John Argen, Lawrence A. Maglione Jr., Matthew Grover, Todd A. Correll, Clifford Stein, Nancy M. Stallone, and Uwayne A. Mitchell for election as directors, each of whom is currently a director; each to hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.

Name	Age	Position	Director Since
Charles M. Piluso	70	Chairman of the Board, Chief Executive Officer	2008
Harold J. Schwartz	59	Director, President	2016
Thomas C. Kempster	57	Director, Executive Vice President	2016
John Argen	69	Director	2008
Lawrence A. Maglione, Jr.	62	Director	2008
Matthew Grover	56	Director	2019
Todd A. Correll	56	Director	2019
Clifford Stein	67	Director	2024
Nancy M. Stallone	63	Director	2024
Uwayne A. Mitchell	41	Director	2024

Charles M. Piluso, Chairman of the Board and Chief Executive Officer

Mr. Piluso holds the positions of Chairman of the Board and Chief Executive Officer at Data Storage Corporation. Additionally, he assumed the role of Treasurer in 2020. His entrepreneurial spirit led to the co-founding of our subsidiary, CloudFirst Technologies Corporation, in 2001. Prior to his tenure at Data Storage Corporation, Mr. Piluso co-founded North American Telecommunication Corporation, serving as its Chairman and President, and played a pivotal role in its growth as a facilities-based Competitive Local Exchange Carrier licensed in ten states. His leadership extended to International Telecommunications Corporation, where he served as Chairman and Founder, culminating in a successful consolidation that went public in 1997 with a value of $800 million. Mr. Piluso’s academic credentials include a bachelor’s degree, a Master of Arts in Political Science and Public Administration, and a Master of Business Administration, all earned from St. John’s University. Past roles include Instructor Professor at St. John’s University, College of Business, and his service on the Board of Trustees of Molloy College from 2001 to 2013. Additionally, he has contributed to institutions such as St. John’s University, where he served on the Board of Governors from 2001 to 2016, earning the title of Governor Emeritus. Currently, Mr. Piluso serves on the Board of Advisors for the Nassau County Police Department Foundation.

We believe that Mr. Piluso’s technical expertise and management experience in the technology and communications sectors make him qualified to serve as a member of our Board.

Harold J. Schwartz, President and Director

Mr. Schwartz assumes the pivotal roles of President and Director at our organization, a position he has held since December 2016. His contributions to the Company’s success extend beyond his tenure as Treasurer from 2016 to 2020. Additionally, he serves as President of CloudFirst and holds a seat on its board of directors. With a professional background spanning from 1988 to 2016, Mr. Schwartz served as Vice President of ABC Services, Inc., a company he co-founded. During his tenure, he played a key role in steering the strategic direction, operations, and business development of ABC Services and other affiliated ventures. Over the course of three decades, Mr. Schwartz has leveraged his expertise in IBM business systems, business continuity, and cybersecurity to empower organizations in enhancing IT performance, safeguarding data, and optimizing costs. Mr. Schwartz’s entrepreneurial spirit led him to establish Systems Trading, Inc. in 1997, a technology leasing company, where he currently serves as Chief Executive Officer and President. Prior to founding these ventures, he honed his skills collaborating with various IBM business partners. Mr. Schwartz obtained his bachelor’s degree in business from California State University in San Bernardino.

We hold confidence in Mr. Schwartz’s leadership acumen and qualifications to serve as President and Board member, underpinned by his track record of steering companies to success. His extensive experience in marketing, sales, and business development, coupled with his industry knowledge, makes him an asset to our organization.

Thomas C. Kempster, Executive Vice President and Director

Mr. Kempster brings a wealth of experience to his role as Executive Vice President and Director, a position he has held since February 2020, along with his membership on our Board since December 2016. Prior to his current executive positions, Mr. Kempster served as the President of Service Delivery until 2021, where he played a pivotal role in laying the foundation for the company’s acclaimed customer service standards. His leadership directly contributed to the establishment of the highly rated customer service that distinguishes our company today. Before joining Data Storage Corporation, Mr. Kempster founded ABC Services in 1994 and served as its president until 2016. ABC Services, an IBM Premier partner, specialized in providing managed services, equipment, and software, with a particular focus on IBM Power systems. In 2012, ABC Services embarked on a joint venture with Data Storage Corporation, leading to the establishment of Secure Infrastructure and Services (SIAS). This collaboration marked a significant milestone in providing cloud infrastructure on IBM Power systems. Ultimately, in 2016, ABC Services was acquired by Data Storage Corporation.

We firmly believe that Mr. Kempster’s extensive industry experience and diverse skill set make him exceptionally qualified to serve as a member of our Board. His practical expertise spans various competencies, underlining his valuable contributions to our organization’s strategic direction and operational excellence.

John Argen, Director

With a tenure spanning since October 2008, Mr. Argen brings his expertise to our Board as a seasoned Business Consultant and Developer, specializing in information technology, telecommunications, and construction industries. His impressive 40-year career encompasses a wide spectrum of experiences, ranging from working with small business owners to Fortune 500 firms. As the CEO and founder of DCC Systems from 1992 to 2003, Mr. Argen demonstrated exceptional leadership in building the firm from the ground up, steering it to produce gross revenues exceeding $100 million in 2000. His innovative approach to Technology Design/Build Construction Development and Consulting Solutions earned accolades, including features on NBC’s ‘Business Now’ for his groundbreaking Technology Construction Management methodology. Prior to DCC Systems, Mr. Argen held senior management positions at ITT and Metromedia for 15 years and served as VP of Engineering & Operations at DataNet, a Wilcox & Gibbs company, for 2 years. Throughout his career, he has been deeply involved in Operations, Marketing, Systems Engineering, Telecommunications, and Information Technology, overseeing technology-related and construction projects worth over a billion dollars. Mr. Argen’s commitment to continued education is evident in his completion of over 2000 hours of corporate-sponsored courses. He holds a BPS in Finance from Pace University and a Federal Communication Commission (FCC) Radio Telephone 1st Class License, further underscoring his dedication to professional growth and development.

We believe that Mr. Argen’s practical experience in managing the growth of companies, particularly in the technology and communication sectors, coupled with his knowledge and understanding of the industry, make him an asset to our Board. His insights and approaches will undoubtedly contribute to our ongoing success and growth initiatives.

Lawrence A. Maglione, Jr., Director

Mr. Maglione has been a member of our Board since October 2002, bringing with him a wealth of expertise in financial management and accounting. Additionally, he has served as a director of CloudFirst since August 29, 2001. As a partner in the accounting firm Eisner & Maglione CPAs, LLC since January 2007, Mr. Maglione has demonstrated his prowess in financial stewardship and strategic guidance. With 35 years of experience in financial management, Mr. Maglione’s journey with our Company traces back to its inception in 2002. Additionally, he co-founded North American Telecommunications Corporation, a local telecommunications service provider. During his tenure at North American, Mr. Maglione held the roles of Chief Financial Officer and Executive Vice President, overseeing all finance, legal, and administration functions. Mr. Maglione’s professional journey also encompasses over 35 years in public accounting, across various industries, including technology, retail services, and manufacturing. His educational background includes a Bachelor of Science degree in Accountancy from Hofstra University and a Master of Science in Taxation from Long Island University. He is also a Certified Public Accountant and a member of the New York State Society of CPAs.

We are confident that Mr. Maglione’s extensive experience, leadership, and understanding of industry dynamics make him an invaluable asset to our Board, contributing to our strategic vision and financial growth.

Todd A. Correll, Director

Mr. Correll brings experience and expertise to our Board, having previously served as a member from August 2014 until September 2017, before being reappointed on November 5, 2019. His extensive background includes roles as a financial and operations executive consultant and board member for SACo, a prominent online retail operation from 2017 to 2022. From 2001 to 2017, Mr. Correll served as the CEO of Broadsmart Florida, Inc. (‘Broadsmart’), a facility-based VoIP carrier, where he played a pivotal role in its transformation from a local phone company to a nationwide carrier offering IP-based dial tone, broadband, and ancillary services. His leadership was instrumental in Broadsmart’s growth and eventual acquisition by Magic Jack in 2016 for $42 million. Despite the acquisition, Mr. Correll continued to serve as CEO until 2017. Mr. Correll’s educational background includes studies at Syracuse University, and he holds both a pilot’s license and a USCG Captain’s license, indicative of his diverse skill set and dedication to excellence.

We believe that Mr. Correll’s experience, particularly in the telecommunications and technology sectors, along with his proven track record of leadership and strategic insight, make him an invaluable addition to our Board, contributing to our continued growth and success.

Matthew Grover, Director

Mr. Grover has been a valued member of our Board since November 5, 2019. He brings with him a wealth of experience garnered from his impressive 23-year career at Altice USA, where he held various leadership positions, culminating in his role as Chief Revenue Officer (CRO). Altice USA stands as one of the nation’s foremost providers of broadband communications and video services, serving approximately 4.9 million residential and business customers across 21 states through its Optimum and Suddenlink brands. During his tenure, Mr. Grover played a pivotal role in steering Altice USA’s growth trajectory, overseeing diverse functions such as sales, retention, marketing, and product in both the B2C and B2B segments. Mr. Grover’s journey at Altice USA commenced in 2001 when he joined the Lightpath division as Director of Sales Planning. Over the years, he demonstrated exceptional leadership and strategic acumen, earning promotions to increasingly senior roles. Notably, he served as Vice President and General Manager of Optimum West Commercial Services, where he managed all B2B operations across the Rocky Mountain States until its acquisition by Charter Communications in 2013. Subsequently, as Senior Vice President of Commercial Sales, Product, and Marketing, Mr. Grover played a pivotal role in driving commercial initiatives and expanding market reach. Prior to his tenure at Altice USA, Mr. Grover held several management positions over nearly a decade, including roles at North American Telecom and AT&T, where he honed his skills in sales, marketing, operations, and product. In addition to his corporate achievements, Mr. Grover is actively engaged in serving the community and academia. He serves as a Board Member of Data Storage Corporation and has previously contributed his expertise as a member of the Board of Trustees at Molloy College in Rockville Centre, New York. Mr. Grover holds a BA in Economics from Stony Brook University and earned his MBA from the University of Southern California.

We believe that Mr. Grover is qualified to serve as a member of our Board because of his practical experience in a broad range of competencies including his public company operations experience, coupled with his strategic insight and commitment to excellence.

Clifford Stein, Director

Mr. Stein was appointed to the board of directors on January 12, 2024, and is the Chief Executive Officer of Savitar Realty Advisors, a real estate advisory firm founded by him in 1988 which provides assistance to lenders and financial institutions on nonperforming real estate assets. He is an attorney and has been a member of the Florida Bar Association since 1982. Mr. Stein has acted as an expert witness in various litigation matters involving real estate transactions and has been appointed as a Receiver, an Examiner and a Trustee in state and federal courts. Mr. Stein previously served on our board of directors from June 2010 to November 2020.

We believe that Mr. Stein is qualified to serve as a member of our Board because of his leadership and legal experience.

Nancy M Stallone, Director

Ms. Stallone was appointed as Director on March 5, 2024. With a background in accounting and finance, treasury and risk management, corporate governance and corporate leadership, she brings a wealth of experience to our Board. Since June 2016, Ms. Stallone has held the positions of Corporate Treasurer and Assistant Corporate Secretary at Comtech Telecommunications Corp., a global technology leader providing terrestrial and wireless network solutions, next-generation 9-1-1 emergency services, satellite and space communications technologies, and cloud-native capabilities to commercial and government customers worldwide. Prior to this role, she served as Vice President of Finance from 2006 to 2016 and as Corporate Secretary from 2016 to October 2023. Ms. Stallone’s career journey includes key financial leadership roles, including Vice President of Internal Audit at Atkins Nutritionals, Inc. from 2004 to 2006 and Chief Financial Officer of North America for Techpack America, Inc., a division of Albéa Group, from 1996 to 2004. Prior to that, she held the position of Senior Manager at Deloitte & Touche LLP, where she provided financial services to various public and private companies in the manufacturing, distribution, and service industries from 1983 to 1996. A Certified Public Accountant in New York State and member of the American Institute of Certified Public Accountants, Ms. Stallone holds a Bachelor of Science in Accounting from Long Island University and an Executive MBA from St. Joseph’s University. Her commitment to education is further reflected in her previous role as an adjunct professor in accounting at St. Joseph’s University. Ms. Stallone’s diverse expertise in finance and accounting, treasury and risk management coupled with her extensive experience in corporate governance, makes her a valuable addition to our Board. We are confident that her strategic insights and financial acumen will contribute significantly to our Company’s continued growth and success.

We believe that Ms. Stallone is qualified to serve as a member of our Board because of her accounting and business experience.

Uwayne A. Mitchell, Director

Mr. Mitchell was appointed to the Board of Directors on March 5, 2024, and has served since December 2021 as privacy counsel to Riskonnect Inc. providing privacy legal advice on business projects and initiatives. From April 2021 until December 2021, he served as counsel to the data privacy team at The Government Employees Insurance Company (GEICO). From May 2018 until April 2021, he was an associate at the Law Office of Goldstein, Flecker & Hopkins. In 2005, upon graduation from New York Institute of Technology Mr. Mitchell worked at the Company as a computer technician. In 2009, he worked full-time at Data Storage Corporation in the daytime and attended law school at St. Johns Law School, evening division, at night. Mr. Mitchell holds a Juris Doctor from St. John’s University School of Law.

We believe that Mr. Mitchell is qualified to serve as a member of our Board because of his industry and legal experience.

Composition of our Board of Directors

Our Board of Directors currently consists of ten members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation, or removal. There are no family relationships among any of our directors or executive officers.

Director Independence

With the exception of Charles M. Piluso, Harold J. Schwartz, and Thomas C. Kempster, our Board has determined that all of our present directors and our former directors are independent, in accordance with the Listing Rules of the Nasdaq (the ‘Nasdaq Listing Rules’). Our Board has determined that, under the Nasdaq Listing Rules, Charles M. Piluso, Harold J. Schwartz and Thomas C. Kempster are not independent directors because they are employees of the Company or its subsidiaries.

Our Board has determined that: John Argen (Chair), Nancy M. Stallone and Clifford Stein are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s Audit Committee (the ‘Audit Committee’); Matthew Grover (Chair) and Todd A. Correll are independent under the Nasdaq Listing Rules independence standards for the members of our Board’s Compensation Committee (the ‘Compensation Committee’); and Lawrence A. Maglione, Jr. (Chair) and John Argen are independent under the Nasdaq Listing Rules’ independence standards for the members of our Board’s Nominating & Corporate Governance committee (the ‘Nominating & Corporate Governance Committee’).

Term of Office

Our directors are elected for one-year terms to hold office until the next annual meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by our Board and hold office until removed by the Board.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of May 7, 2024)
Board Size:
Total Number of Directors	10
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors based on gender identity	8	1		1
Part II: Demographic Background
African American or Black	1
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	7	1
Two or More Race or Ethnicities
LGBTQ+
Did not Disclose Demographic Background			1

Committees of the Board of Directors

The Board has a standing Audit Committee, Compensation Committee, Nominating & Corporate Governance Committee, Merger & Acquisition Committee and Cybersecurity and Risk Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Merger & Acquisition Committee	Cyber-security and Risk Committee
John Argen	Chair	—	Member	Member	—
Todd A. Correll	—	Member	—	Member	—
Matthew Grover		Chair	—	—	Chair
Lawrence A. Maglione, Jr.	—	—	Chair	Chair	—
Charles M. Piluso	—	—	—	—	—
Harold J. Schwartz	—	—	—	—	—
Thomas C. Kempster	—	—	—	—	—
Clifford Stein	Member	—	—	—	—
Nancy M. Stallone	Member	—	—	—	—
Uwayne A. Mitchell				—	Member

Audit Committee

The Company has an Audit Committee consisting of non-executive directors each of whom the Board has determined is an independent director within the meaning of the rules and regulations of the Nasdaq Stock Market and Rule 10A-3 under the Exchange Act. The Audit Committee members are: John Argen (Chair), Clifford Stein and Nancy M. Stallone. The Board has determined that Nancy M. Stallone is an ‘Audit Committee Financial Expert’ as defined by SEC rules and regulations. The Audit Committee operates pursuant to a written charter adopted by the Board, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Audit Committee. The primary purpose of the audit committee is to oversee the accounting and financial reporting processes and the audit of our financial statements. Specifically, the audit committee has the following duties and responsibilities:

●	select and hire the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review and discuss with management the quality and adequacy of our internal controls;

●	review and discuss with management our policies on audit risk assessment related to internal accounting controls and other financial reporting practices;

●	review and approve related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Compensation Committee

The Company has a Compensation Committee consisting of non-executive directors each of whom the Board has determined is an independent director pursuant to the Nasdaq Listing Rules and are ‘outside directors’ as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. The Compensation Committee members are Matthew Grover (Chair) and Todd A. Correll. The Compensation Committee operates pursuant to a written charter adopted by the board of directors, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Compensation Committee. Our compensation committee is appointed by the Board to discharge the Board’s duties and responsibilities related to compensation of our directors and executive officers and, if requested, to oversee the management of retirement savings and health and welfare plans. The compensation committee also:

●	oversees our overall compensation philosophy and composition of the peer company community used for market comparison;

●	reviews and approves the corporate goals and objectives with respect to compensation of the Chief Executive Officer and evaluates his or her performance in light of such goals and objectives;

●	reviews and sets or makes recommendations to the Board regarding compensation of executive officers other than the Chief Executive Officer;

●	administers the clawback policy;

●	prepares the compensation committee report that the SEC would require to be included in our annual proxy statement if we were no longer deemed to be an emerging growth company or a smaller reporting company; and

●	reviews and make recommendations to the Board regarding compensation for non-employee directors.

Nominating & Corporate Governance Committee

The Company has a Nominating & Corporate Governance Committee consisting of non-executive directors, each of whom the Board has determined is an independent director pursuant to the Nasdaq Listing Rules. The Nominating & Corporate Governance Committee members include Lawrence A. Maglione, Jr. (Chair) and John Argen. The Nominating & Corporate Governance Committee operates pursuant to a written charter adopted by the board of directors, which is available on our website at www.dtst.com. The charter describes in more detail the nature and scope of responsibilities of the Nominating & Corporate Governance Committee. The Nominating & Corporate Governance Committee assists the Board in reviewing and recommending nominees for election as directors. Specifically, the Nominating & Corporate Governance Committee:

●	sets the general criteria for nomination to the Board;

●	identifies individuals qualified to become members of the Board and ensures that the Board has the requisite expertise with sufficiently diverse and independent backgrounds and makes recommendations to the Board regarding the nominees for election at the next annual meeting of shareholders;

●	reviews annually the purpose of the committees of the Board and recommends to the Board any changes deemed necessary or desirable to the purpose of the committees or the composition thereof;

●	evaluates the adequacy of our corporate governance guidelines; and

●	evaluates the performance of the Board, its committees and the management of the company.

The Nominating & Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having high moral character. The Nominating & Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Nominating & Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board of Directors, our operating requirements and the long-term interests of its stockholders. In conducting this assessment, the Nominating & Corporate Governance Committee typically considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Company and the Board of Directors, to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Nominating & Corporate Governance Committee reviews these directors’ overall service to us during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Nominating & Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating & Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating & Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating & Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.

The Nominating & Corporate Governance Committee will consider director candidates recommended by stockholders. Stockholders wishing to directly recommend candidates for election to the Board of Directors at an annual meeting of stockholders must do so by giving notice in writing to the Company’s Corporate Secretary, Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York 11747, providing the required information as set forth in the Nominating & Corporate Governance Committee Charter. The Nominating & Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

The Company does not have a formal diversity policy. However, the Nominating & Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment and diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills, and backgrounds, in addition to, among other characteristics, high standards of personal and professional ethics, proven records of success in their respective fields, and valuable knowledge of our business and industry.

Merger and Acquisition Committee

The Company has a merger and acquisition committee (the ‘M&A Committee’) consisting of non-executive directors. The Merger and Acquisition Committee members are Lawrence A. Maglione, Jr. (Chair), John Argen, and Todd A. Correll.

Cybersecurity and Risk Committee

The Company has a cybersecurity and risk committee (the ‘Cybersecurity and Risk Committee’) consisting of non-executive directors. The Cybersecurity and Risk Committee members are Matthew Grover (Chair) and Uwayne A. Mitchell. Specifically, the Cybersecurity and Risk Committee has the following responsibilities and duties related to cybersecurity oversight and risk management:

Cybersecurity Oversight:

●	Review and approve the company’s cybersecurity strategy and policies.

●	Review with management the Company’s cybersecurity threat landscape, risks, and data security programs, and the Company’s management and mitigation of cybersecurity risks and potential breach incidents

●	Oversee the establishment and maintenance of a cybersecurity governance framework.

●	Review reports on significant cybersecurity incidents and the responses to those incidents.

Risk Management:

●	Oversee the company’s overall risk management framework and policies.

●	Review and assess major financial, operational, compliance, reputational, and strategic risks.

●	Ensure integration of risk management with corporate strategy and compliance.

●	Review reports and key metrics from management on the Company’s cybersecurity, technology and information systems and related risk management programs.

The Cybersecurity and Risk Committee also has certain responsibilities and duties related to compliance and reporting, vendor and third-party risk management, and education of our Board related to regular updates on cybersecurity and risk management trends, threats and best practices.

Family Relationships

One full-time employee is the son and directly reports to John Camello, President of Nexxis Inc.

Code of Ethics

The Company has adopted a Code of Ethics and Conduct applicable to its Directors, Officers, and Employees. A copy of our Code of Ethics and Conduct is available on our website at www.dtst.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Capital Market rules concerning any amendments to, or waivers from, any provision of the Code of Ethics and Conduct. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Stockholder Communications to the Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York 11747. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.

Meetings and Attendance

The Board of Directors held five meetings in 2023; the Audit Committee held six meetings in 2023; the Compensation Committee held one meeting in 2023. The Merger and Acquisition Committee held one meeting in 2023; and the Nominating & Corporate Governance Committee held two meetings in 2023. The Cybersecurity and Risk Committee was formed in 2024. Each director who served as a director of the Company during 2023 participated in 75% or more of the meetings of the Board of Directors and of the committees on which he or she served during the year ended December 31, 2023 (during the period that such director served).

At each regular meeting of the Board of Directors, the independent directors meet in executive session without members of management.

We encourage all our directors to attend our annual meeting of stockholders. Four directors attended our 2023 Annual Meeting of Stockholders.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted a Related Party Transaction Policy, which sets forth policies and procedures for review, approval and monitoring of transactions involving Data Storage and ‘related persons’ (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the Proxy Statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our ‘Related Party Transactions.’ For purposes of the Audit Committee Charter, ‘Related Party Transactions’ means those transactions required to be disclosed pursuant to Item 404 of SEC Regulation S-K. Pursuant to the Related Party Transaction Policy, management shall present to the Audit Committee information regarding actual or potential Related Party Transactions and, upon review of the material facts presented, the Audit Committee may approve or disapprove of entry into the Related Party Transaction. The Audit Committee may also disapprove of a previously entered into Related Party Transaction and may require that management take all reasonable efforts to terminate, unwind, cancel, or annul the Related Party Transaction. The Related Party Transaction Policy also sets forth certain Related Party Transactions which shall be deemed to have been reviewed and approved in advance by the Audit Committee pursuant to standing pre-approval thereof.

Disclosure of Commission Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by the Nevada corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the ‘Securities Act’). Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Hedging or Offsetting Against Compensatory Securities

On November 22, 2023, we adopted an amended and restated Insider Trading Policy (the ‘Insider Trading Policy’), which provides that our employees (including officers) and directors shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons. The Insider Trading Policy also incorporates anti-pledging provisions. Consequently, no employee, executive officer or director may enter into a hedge or pledge of the Company’s common stock, including short sales, derivatives, put options, swaps and collars. A copy of the Insider Trading Policy is available on our website at www.dtst.com.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the ‘reporting persons’) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that the following reports were untimely: Form 4 filed by each of Todd Correll, Lawrence Maglione, John Argen, Joseph Hoffman and Matthew Grover on April 25, 2023, Form 4 filed by each of Todd Correll, Lawrence Maglione, John Argen, Joseph Hoffman and Matthew Grover on April 27, 2023, Form 4 filed by each of Todd Correll, Lawrence Maglione, John Argen, and Matthew Grover on July 5, 2023, Form 4 filed by each of Todd Correll, Lawrence Maglione, John Argen, Joseph Hoffman and Matthew Grover on October 11, 2023, Form 4 filed by John Argen on January 3, 2024, and Form 4 filed by each of Thomas Kempster, Charles Piluso, Harold Schwartz and Christos Panagiotakos on March 5, 2024 and a Form 3 filed by each of Nancy Stallone and Uwayne Mitchell.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Below is certain information regarding our executive officer who is not a member of the Board of Directors.

Name	Current Age	Position	Served as an Officer Since
Chris H. Panagiotakos	51	Chief Financial Officer	2021

Chris H. Panagiotakos, Chief Financial Officer

Mr. Panagiotakos assumed the role of Chief Financial Officer for the Company on May 18, 2021. Prior to joining us, he served as the Vice President, Corporate Controller of Cineverse Corp., formerly Cinedigm Corp., from April 2017 to March 2021. In this capacity, he oversaw the company’s accounting function, managed external audits, ensured compliance, and implemented controls while also focusing on staff training and development. Preceding his tenure as Vice President, Corporate Controller, Mr. Panagiotakos held the position of Corporate Assistant Controller at Cinedigm Corp. from October 2013 to April 2017. With over 26 years of experience in public company accounting, Mr. Panagiotakos brings a wealth of expertise to our financial leadership team. His extensive background includes various roles within the accounting department at Young Broadcasting Inc. from September 2004 to October 2013, including serving as Controller of one of its divisions and as Assistant Corporate Controller. Mr. Panagiotakos is a Certified Public Accountant and holds a Bachelor of Business Administration in Accounting from Bernard M. Baruch College, as well as a Master of Business Administration from Texas A&M University-Commerce. His comprehensive knowledge and proficiency in public company accounting matters make him a valuable asset to our financial operations.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by the Company during the fiscal years ended December 31, 2023, and December 31, 2022, in all capacities for the accounts of our executive officers, including the Chief Executive Officer.

Summary Compensation Table

						Non-Equity
Name & Principal				Stock	Option	Incentive Plan	All Other
Position	Year	Salary	Bonus	Awards(1)	Awards(2)	Compensation	Compensation	Total
Charles M. Piluso, Chief Executive Officer, Treasurer and Chairman of the Board	2023	$225,000	$175,000	$97,834	$88,670	—	—	$586,504
	2022	$171,717	$150,000	—	—	—	—	$321,717

Harold J. Schwartz, President	2023	$215,000	$150,000	$71,177	$62,811	—	$4,607	$503,595
	2022	$171,717	$150,000	—	—	—	—	$321,717

Thomas C. Kempster, Executive Vice President, Strategic Development	2023	$215,000	$100,000	$71,177	$62,811	—	$7,200	$456,188
	2022	$174,808	$25,000	—	—	—	—	$199,808

(1)	The Company follows the requirements of FASB ASC 718-10-10, Share-Based Payments with regards to stock-based compensation issued to employees and non-employees. Please see Note 2 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, for more information
(2)	The valuation methodology used to determine the fair value of the options issued during the year is the Black-Scholes option-pricing model. Please see Note 2 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, for more information.

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any ‘financial performance measures’ as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a ‘smaller reporting company’ as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a ‘Company-Selected Measure’ as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to ‘Executive Compensation’.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Fiscal Year	Summary Compensation Table PEO Total(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial $100 Investment Based on Total Shareholder Return (TSR) (5)	Net Income (Loss) ($ mil.)
2023	$586,504	$565,728	$479,892	$450,451	$51	$0.3
2022	$321,717	$320,655	$330,867	$330,336	$26	$(4.4)
2021	$187,065	$183,000	$182,328	$179,618	$54	$0.3

(1)       The dollar amounts reported in column (b) are the amounts of total compensation reported for Charles M. Piluso (our principal executive officer, or PEO) for each corresponding year in the ‘Total’ column of the Summary Compensation Table. Refer to ‘Executive Compensation—Summary Compensation Table.’

(2)       The dollar amounts reported in column (c) represent the amount of ‘compensation actually paid’ to Mr. Piluso, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Piluso during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Piluso’s total compensation for each year to determine the compensation actually paid.

(3)       The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding our PEO) in the ‘Total’ column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amount in 2023 are Thomas C. Kempster and Harold J. Schwartz. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2022 are Chris H. Panagiotakos, Harold J. Schwartz, Thomas C. Kempster and Mark A. Wyllie. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in 2021 are Chris H. Panagiotakos, Harold J. Schwartz and Thomas C. Kempster.

(4)       The dollar amounts reported in column (e) represent the average amount of ‘compensation actually paid’ to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid.

(5)       Amounts included for each year reflect what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2020.

The amounts deducted or added in calculating the equity award adjustments are as follows(a):

	2023		2022		2021
		Average		Average		Average
		Other		Other		Other
	CEO	NEOs	CEO	NEOs	CEO	NEOs
Summary Compensation Table Total	$586,504	$479,892	$321,717	$330,867	$187,065	$182,328
Less Stock Award and Option Value Reported in Summary Compensation Table for the Covered Year	$186,504	$133,988	$0	$80,000	$0	$0
Plus (Less) Fair value of Equity Awards Granted During Fiscal Year that are Outstanding and Unvested at End of Year	$165,728	$104,547	$0	$0	$0	$0
Plus (Less) Change in Fair value of Equity Awards Granted in Any Prior Fiscal Year that are Outstanding and Unvested at End of Year	$0	$0	$0	$0	($2,120)	($1,413)
Plus Fair Value at Vesting Date of Awards Granted and Vested During the Fiscal Year	$0	$0	$0	$80,000	$0	$0
Plus (Less) Change in Fair Value of Equity Awards granted in Prior Years that Vested During the Fiscal Year	$0	$0	($1,062)	($531)	($1,945)	($1,297)

Compensation Actually Paid	$565,728	$450,451	$320,655	$330,336	$183,000	$179,618

(a)	The valuation methodologies and assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in ‘Executive Compensation–Summary Compensation,’ the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with ‘compensation actually paid’ (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The charts below show the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Net Income

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Employment Agreements

Executive Employment Agreements

Mr. Piluso’s Employment Agreement

On March 28, 2023, the Company entered into an employment agreement, as amended (the ‘Piluso Employment Agreement’) with Mr. Charles M. Piluso, the Company’s Chief Executive Officer. The Piluso Employment Agreement is for an initial term of three years, and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Piluso Employment Agreement may be terminated with or without cause. Mr. Piluso will receive an annual base salary of $225,000 in 2023, $250,000 in 2024, and $250,000 in 2025 and shall be eligible to earn a performance bonus ranging from $75,000 to $300,000. Mr. Piluso shall also be entitled to an equity award for a total value of $100,000 per annum, which shall be equally split between RSUs and stock options, as well as 75,000 performance share units.

Upon termination of Mr. Piluso without cause, or as a result of Mr. Piluso’s resignation for Good Reason (as such term is defined in the Piluso Employment Agreement) the Company shall pay or provide to Mr. Piluso severance pay equal to his base salary for the remainder of the employment term and all stock options or other similar equity compensation granted by the Company and then held by Mr. Piluso shall be accelerated and become fully vested and exercisable as of the date of Mr. Piluso’s termination.

As a full-time employee of the Company, Mr. Piluso will be eligible to participate in the Company’s benefit programs.

Mr. Panagiotakos’ Employment Agreement

On March 28, 2023, the Company entered into an employment agreement, as amended (the ‘Panagiotakos Employment Agreement’) with Mr. Chris H. Panagiotakos, the Company’s Chief Financial Officer. The Panagiotakos Employment Agreement is for an initial term of three years, and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Panagiotakos Employment Agreement may be terminated with or without cause. Mr. Panagiotakos will receive an annual base salary of $215,000 in 2023, $235,000 in 2024, and $235,000 in 2025 and shall be eligible to earn a performance bonus of 25% of his base salary. Mr. Panagiotakos shall also be entitled to an equity award for a total value equal to 25% of his base salary per annum, which shall be equally split between RSUs and stock options, a financial achievement bonus of $45,000 and a long-term incentive bonus of stock options and RSUs equal to 25% of his base salary.

Upon termination of Mr. Panagiotakos without cause, or as a result of Mr. Panagiotakos’ resignation for Good Reason (as such term is defined in the Panagiotakos Employment Agreement) the Company shall pay or provide to Mr. Panagiotakos severance pay equal to his base salary for the remainder of the employment term and all stock options or other similar equity compensation granted by the Company and then held by Mr. Panagiotakos shall be accelerated and become fully vested and exercisable as of the date of Mr. Panagiotakos’ termination.

As a full-time employee of the Company, Mr. Panagiotakos will be eligible to participate in the Company’s benefit programs.

Other Employment Arrangements

The Company does not have formal employment agreements with Harold J. Schwartz or Thomas C. Kempster. Their current and past salaries have been determined by the Compensation Committee and are re-evaluated on a yearly basis. Mr. Schwartz’s annual base salary for the fiscal year ended December 31, 2022, was $171,717, which was increased to $215,000 for the fiscal year ended December 31, 2023. Mr. Kempster’s annual base salary for the fiscal year ended December 31, 2022, was $174,808, which was increased to $215,000 for the fiscal year ended December 31, 2023. Mr. Schwartz and Mr. Kempster are eligible to earn RSUs and stock options, in addition to a cash bonus, which is determined by the compensation committee.

2010 Incentive Award Plan

On August 12, 2010, the Company adopted the Data Storage Corporation 2010 Incentive Award Plan (the ‘2010 Plan’) that provided for 2,000,000 shares of common stock reserved for issuance under the terms of the 2010 Plan; which was amended on September 25, 2013, to increase the number of shares of common stock reserved for issuance under the 2010 Plan to 5,000,000 shares of common stock; which was further amended on June 20, 2017, to increase the number of shares of common stock reserved for issuance under the 2010 Plan to 8,000,000 shares of common stock; and further amended on July 1, 2019, to increase the number of shares of common stock reserved for issuance under the 2010 Plan to 10,000,000 shares of common stock. On April 23, 2012, the Company amended and restated the 2010 Plan to change the name to the ‘Amended and Restated Data Storage Corporation Incentive Award Plan’. The 2010 Plan was intended to promote the interests of the Company by attracting and retaining exceptional employees, consultants, directors, officers and independent contractors (collectively referred to as the ‘Participants’) and enabling such Participants to participate in the long-term growth and financial success of the Company. Under the 2010 Plan, the Company had the right to grant stock options, which are intended to qualify as ‘incentive stock options’ under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights and restricted stock awards, which were restricted shares of common stock (collectively referred to as ‘Incentive Awards’). Incentive Awards were granted pursuant to the 2010 Plan for 10 years from the Effective Date. There are 123,563 options outstanding under the 2010 Plan as of December 31, 2023. The 2010 Plan expired on October 21, 2020, and accordingly, there are no shares available for future grants.

On March 8, 2021, our Board and stockholders owning in excess of 50% of our outstanding voting securities approved and adopted the 2021 Plan. Pursuant to the terms of the 2021 Plan we can grant stock options, restricted stock unit awards and other awards at levels determined appropriate by our Board and/or compensation committee. The 2021 Plan also allows us to utilize a broad array of equity incentives and performance cash incentives in order to secure and retain the services of our employees, directors, and consultants, and to provide long-term incentives that align the interests of our employees, directors and consultants with the interests of our stockholders. An aggregate of 1,075,000 shares of our common stock may currently be issued under the 2021 Plan, subject to equitable adjustment in the event of future stock splits, and other capital changes and subject to increase to 2,075,000 if Proposal No. 4 is approved.

Outstanding Equity Awards at Fiscal Year-End December 31, 2023

Option Awards						Stock Awards
	Option Or RSU Approval	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration	Number Of Shares Or Units Of Stock That Have Not Vested	Market Value Of Shares Or Units Of Stock That Have Not Vested
Name	Date	Exercisable	Unexercisable	($)	Date	(#)(1)	($)(2)
Charles M. Piluso
(3)(4)	12/11/2019	2,500	—	$2.40	12/10/2024	—	—
(3)(4)	03/01/2023	—	29,412	$1.96	02/28/2028	—	—
(3)(4)	03/28/2023	—	28,429	$1.77	03/27/2028
	03/1/2023	—	—	—	—	29,412	$84,707
	03/28/2023	—	—	—	—	28,249	$81,357
Harold J. Schwartz
(3)(4)	12/22/2015	834	0	$14.00	12/21/2025	—	—
(3)(4)	12/11/2019	2,500	0	$2.40	12/10/2024	—	—
(3)(4)	03/01/2023	—	14,706	$1.96	02/28/2028	—	—
(3)(4)	04/10/2023	—	25,000	$2.00	04/10/2028	—	—
	03/1/2023	—	—	—	—	14,706	$42,353
	03/28/2023	—	—	—	—	25,000	$72,000
Thomas C. Kempster
(3)(4)	12/11/2019	2,500	—	$2.40	12/10/2024	—	—
(3)(4)	03/01/2023	—	14,706	$1.96	02/28/2028	—	—
(3)(4)	04/10/2023	—	25,000	$2.00	04/10/2028	—	—
	03/1/2023	—	—	—	—	14,706	$42,353
	03/28/2023	—	—	—	—	25,000	$72,000

(1)	Represents restricted stock units which vest 33.33% on each of the one-year, two-year and three-year anniversaries following the grant date.

(2)	Calculated by multiplying the closing price per share of the company’s common stock on December 29, 2023, $2.88 by the number of shares.

(3)	The stock options were issued in consideration for services provided as a member of the Board.

(4)	These option awards vested/vest 33.33% on each of the one-year, two-year and three-year anniversaries following the grant date.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company. The clawback policy is annexed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

DIRECTOR COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the Company’s non-employee directors during the fiscal year ended December 31, 2023.

Director Name	Fees earned or paid in cash		Stock awards(3)	Option awards(4)(5)	Non-equity incentive plan	Non- qualified deferred compensation earnings	All other compensation	Total
Lawrence A. Maglione, Jr.	$40,644	(1)	$25,663	$25,633	—	—	—	$57,296
John Argen	$6,000		$25,663	$25,633	—	—	—	$57,296
Joseph B. Hoffman	$6,000	(2)	$18,475	$18,445	—	—	—	$42,920
Matthew Grover	$6,000		$25,663	$25,633	—	—	—	$57,296
Todd A. Correll	$6,000		$25,663	$25,633	—	—	—	$57,296

(1)	Fees earned or paid in cash consist of: (i) $6,000 earned as director compensation; and (ii) $34,644 paid to Eisner & Maglione CPA’s LLC, a firm of which Mr. Maglione is a partner, for accounting and due diligence services.
(2)	All cash compensation for Mr. Hoffman was paid to Kelley Drye & Warren as part of Mr. Hoffman’s partnership agreement. Mr. Hoffman ceased being a director on December 30, 2023, upon his death.
(3)	The Company follows the requirements of FASB ASC 718-10-10, Share-Based Payments with regard to stock-based compensation issued to employees and non-employees. Please see Note 2 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, for more information.
(4)	The valuation methodology used to determine the fair value of the options issued during the year is the Black-Scholes option-pricing model. Please see Note 2 to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2023, for more information.
(5)	The table below shows the aggregate number of option awards outstanding at fiscal year-end of our non-employee directors.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2023	Number of Shares Subject to Outstanding Unvested RSU as of December 31, 2023

John Argen	21,668	10,000
Todd A. Correll	20,627	10,000
Matthew Grover	20,627	10,000
Joseph B. Hoffman	23,336	—
Lawrence A. Maglione, Jr.	25,836	10,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information, as of May 7, 2024, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and current executive officers as a group. The information in the table below is based upon 6,970,943 shares of common stock outstanding as of May 7, 2024. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, the address for each person is c/o Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York 11747.

Name of Beneficial Owner	Shares Beneficially Owned (1)	Percentage Ownership
Charles M. Piluso and affiliated entities (2)	923,567	13.21%
Harold J. Schwartz (3)	845,680	12.10%
Thomas C. Kempster (4)	827,346	11.84%
Lawrence A. Maglione, Jr. (5)	28,328	*
John Argen (6)	27,623	*
Matthew Grover (7)	22,291	*
Todd A. Correll (8)	22,916	*
Clifford Stein	267,935	3.84%
Nancy M. Stallone	—	—
Uwayne A. Mitchell	—	—
All Current Executive Officers and Directors as a group (11 persons)	2,986,618	42.18%

*	Less than 1%

(1)	The securities ‘beneficially owned’ by a person are determined in accordance with the definition of ‘beneficial ownership’ set forth in the regulations of the SEC and accordingly, may include securities owned by or for, among others, the spouse, children, or certain other relatives of such person, as well as other securities over which the person has or shares voting or investment power or securities which the person has the right to acquire within 60 days.

(2)

Includes 359,865 shares of common stock owned directly by Mr. Piluso, and 21,722 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024. Also includes: (i) 81,750 shares of common stock owned by Piluso Family Associates; (ii) 230,116 shares of common stock owned by The Lasata 2012 Trust dated 5/4/12 (the ‘Lasata Trust’); (iii) 230,116 shares of common stock owned by The Bella Vita 2012 Trust dated 5/4/12 (the ‘Bella Vita Trust’). Mrs. Panzarella-Piluso, Mr. Piluso’s wife, is the beneficiary of the Lasata Trust and Joanne G. Panzarella-Piluso, Mr. Piluso’s wife, and Lawrence Maglione are the co-trustees thereof, with shared voting and disposition power over the shares held by the Lasata Trust. Mr. Piluso is the beneficiary of the Bella Vita Trust and Mr. Piluso and Mrs. Panzarella-Piluso, his wife, are the co-trustees thereof, with shared voting and disposition power over the shares held by the Bella Vita Trust. The address for the Lasata Trust and the Bella Vita Trust is c/o Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York 11747.

(3)	Includes 829,111 shares of common stock, 16,569 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024.

(4)	Includes 811,611 shares of common stock, 15,737 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024.

(5)	Includes 13,330 shares of common stock, 12,498 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024, and 2,500 RSUs that will vest within 60 days of May 7, 2024.

(6)	Includes 16,792 shares of common stock, 8,331 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024, and 2,500 RSUs that will vest within 60 days of May 7, 2024.

(7)	Includes 12,500 shares of common stock, 7,291 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024, and 2,500 RSUs that have vested or will vest within 60 days of May 7, 2024.

(8)	Includes 13,125 shares of common stock, 7,291 shares of common stock underlying stock options that are exercisable within 60 days of May 7, 2024, and 2,500 RSUs that will vest within 60 days of May 7, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our ‘Related Party Transactions’.

Except as disclosed under ‘Executive Compensation,’ and below there were no related party transactions during the two years ended December 31, 2023, or the current year where the amount involved exceeded $120,000.

On April 1, 2018, the Company entered into an equipment lease agreement with Systems Trading Inc. (‘Systems Trading’), a company for which Mr. Harold J. Schwartz, our President and Director, serves as the Chief Executive Officer and President (‘Systems Trading’) to refinance all leases into one lease. This lease obligation was payable to Systems Trading with bi-monthly installments of $23,475. The lease carried an interest rate of 5% and is a four-year lease. The term of the lease ended April 16, 2022. Systems Trading is owned and operated by the Company’s President, Harold Schwartz.

On January 1, 2019, the Company entered into an equipment agreement with Systems Trading. This lease obligation was payable to Systems Trading with monthly installments of $29,592. The lease carried an interest rate of 6.75% and was a five-year lease. The term of the lease ended December 31, 2023.

On April 1, 2019, the Company entered into two equipment lease agreements with Systems Trading to add new data center equipment. The first lease calls for monthly payments of $1,328 and expired on March 1, 2022. It carried an interest rate of 7%. The second lease calls for monthly payments of $461 and expired on March 1, 2022. It carried an interest rate of 6.7%.

On January 1, 2020, the Company entered into a new equipment lease agreement with Systems Trading Inc. to lease equipment. The lease obligation was payable to Systems Trading with monthly installments of $10,534. The lease carried an interest rate of 6% and is a three-year lease. The term of the lease ended January 1, 2023.

On March 4, 2021, the Company entered into a new equipment lease agreement with Systems Trading effective April 1, 2021. This lease obligation was payable to Systems Trading with monthly installments of $1,566.82 and will expire on March 31, 2024. The lease carried an interest rate of 8%.

The Company received funds of $39,172 and $37,954 during the years ended December 31, 2023, and 2022, respectively from Nexxis Capital LLC, a company owned by Charles Piluso and Harold Schwartz. Nexxis Capital LLC was formed to purchase equipment and provide equipment leases to the Company’s customers.

On January 1, 2022, the Company entered into a lease agreement with Systems Trading effective January 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $7,145 and expires on April 1, 2025. The lease carries an interest rate of 8%.

On April 1, 2022, the Company entered into a lease agreement with Systems Trading effective May 1, 2022. This lease obligation is payable to Systems Trading with monthly installments of $6,667 and expires on February 1, 2025. The lease carries an interest rate of 8%.

Director Independence

The Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Argen, Correll, Maglione, Stein, Mitchell and Grover and Ms. Stallone are independent directors, as that term is defined in the federal securities laws and the Nasdaq Marketplace Rules. See ‘Director Independence’ in the section entitled “Corporate Governance.”

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of ten directors. A total of ten directors will be elected at the 2024 Annual Meeting to serve until the next annual meeting of stockholders to be held in 2025, and until their successors are duly elected and qualified. The terms of all of the Board members currently in office expire at the 2024 Annual Meeting, and they have each been nominated by the Board for re-election at the 2024 Annual Meeting and are all standing for re-election. The persons named as ‘Proxies’ in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the election of each of the Board’s nominees. If at the time of the 2024 Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present, the nominees for directors receiving the highest number of FOR votes will be elected. Abstentions and broker non-votes will have no effect on the vote on Proposal No. 1.

NOMINEES FOR ELECTION AS DIRECTOR

The persons nominated as directors are as follows:

Name	Age	Position
Charles M. Piluso	70	Chairman of the Board, Chief Executive Officer
Harold J. Schwartz	59	Director, President
Thomas C. Kempster	57	Director, Executive Vice President
John Argen	69	Director
Lawrence A. Maglione, Jr.	62	Director
Matthew Grover	56	Director
Todd A. Correll	56	Director
Clifford Stein	67	Director
Nancy M. Stallone	63	Director
Uwayne A. Mitchell	41	Director

The ten nominees for director receiving the highest number of votes ‘FOR’ their election will be elected as directors. This is called a plurality. Electing to ‘WITHOLD’ authority on the vote of a nominee’s election will result in such vote not being voted in favor of the nominee’s election and, assuming that any such vote withheld from the nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors, although shares that ‘WITHHOLD’ authority with respect to the election of any directors will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘FOR’ THE ELECTION OF EACH OF THE BOARD’S NOMINEES FOR ELECTION AS DIRECTORS SET FORTH ABOVE.

PROPOSAL NO. 2: TO RATIFY THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The Audit Committee of our Board of Directors has selected the firm of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Although stockholder ratification of the selection of Rosenberg Rich Baker Berman P.A. is not required by Delaware law, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the 2024 Annual Meeting, our Audit Committee may reconsider this selection. Because this proposal is a routine matter for which brokers have discretion, broker non-votes are not expected for this matter. Proposal No. 2 is an advisory vote, and therefore is not binding on us, the Audit Committee of the Board (the ‘Audit Committee’) or the Board. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

A representative of Rosenberg Rich Baker Berman P.A. is expected to be present either in person or via teleconference at the 2024 Annual Meeting and be available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

Vote Required

The proposal to ratify the selection of Rosenberg Rich Baker Berman P.A. as our independent registered public accounting firm for the current fiscal year requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘FOR’ THE RATIFICATION OF THE SELECTION OF ROSENBERG RICH BAKER BERMAN P.A. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The following table sets forth the aggregate audit-related fees including expenses billed to us for the years ended December 31, 2023, and 2022 by Rosenberg Rich Baker Berman & Company P.A.

	December 31,	December 31,
	2023	2022
Audit Fees (1)	$134,500	$146,750
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit fees and expenses were for professional services rendered for the audit and reviews of the consolidated financial statements of the Company, professional services rendered for issuance of consents and assistance with review of documents filed with the SEC.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the entire audit committee before the respective services were rendered.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for providing objective and independent oversight of the Company’s accounting functions and internal controls and is primarily responsible for overseeing the Company’s financial reporting and disclosure process. A brief description of the Audit Committee’s principal functions is provided in this Proxy Statement under the discussion of ‘Committees of the Board of Directors– Audit Committee.’

Under the Audit Committee’s Board-approved charter, the tasks of the Audit Committee include but are not limited to: (i) selecting and hiring the independent registered public accounting firm to audit our financial statements; (ii) helping to ensure the independence and performance of the independent registered public accounting firm; (iii) approving audit and non-audit services and fees; (iv) reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls; (v) preparing the audit committee report that the SEC requires to be included in our annual proxy statement; (vi) reviewing reports and communications from the independent registered public accounting firm; (vii) reviewing and discussing with management the quality and adequacy of our internal controls and our policies on risk assessment; (viii) reviewing and approving related party transactions; and (ix) establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters. A copy of the charter of the Audit Committee is available on the Governance section of the Company’s website at dtst.com.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2023, with the Company’s management. The Audit Committee has discussed with the Company’s independent registered public accounting firm, Rosenberg Rich Baker Berman P.A., the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (‘PCAOB’) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable PCAOB requirements regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions with management and the Company’s independent auditor referenced above, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.

This report by the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such acts.

Submitted by the Audit Committee of the Board of Directors:

John Argen (Chair)

Matthew Grover*

* Matthew Grover appears as a signatory to this Audit Committee Report because he was a member of the Audit Committee in the fiscal year ended December 31, 2023, but he no longer serves as a member of the Audit Committee. Joseph Hoffman does not appear as a signatory to this Audit Committee Report because, although he served as a member of the Audit Committee for the fiscal year ended December 31, 2023, he is no longer a member of the Board of Directors. Nancy M. Stallone and Clifford Stein do not appear as signatories to this Audit Committee Report because they were appointed to the Audit Committee in March 2024 and April 2024, respectively, and therefore were not members of the Audit Committee during the fiscal year ended December 31, 2023.

PROPOSAL NO. 3: TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as ‘say-on-pay,’ gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We conduct this advisory vote annually.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our ‘pay-for-performance’ philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the ‘Summary Compensation Table’ and other related compensation tables and narrative disclosures in the ‘Executive Compensation’ section of this Proxy Statement, which describes the 2023 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Accordingly, the Board will ask our stockholders to vote ‘FOR’ the following resolution at the 2024 Annual Meeting:

‘RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the 2024 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2023, and the other related tables and disclosures).’

In keeping with the preference expressed by our stockholders at our 2023 Annual Meeting of Stockholders, our Board has adopted a policy of holding say-on-pay votes every year until the Company is required to hold another advisory vote on the frequency of say-on-pay votes, which will occur no later than our 2028 Annual Meeting of Stockholders. The next say-on-pay vote will occur at our 2025 Annual Meeting of Stockholders.

Vote Required

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval from a number of shares cast in favor of the action that exceed the number of votes cast in opposition of such proposal. Abstentions will have no effect on the outcome of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘FOR’ THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4: TO AMEND THE 2021 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK AVAILABLE TO GRANT AWARDS UNDER
THE 2021 PLAN BY 1,000,000 SHARES TO 2,075,000

On April 25, 2024, upon recommendation of the Compensation Committee of the Board, the Board approved, subject to stockholder approval, an amendment to the 2021 Plan, a copy of which is attached to this proxy statement as Annex A hereto, to increase the maximum number of shares of the Company’s common stock available to grant awards under the 2021 Plan by 1,000,000 shares to 2,075,000.

Currently, the maximum number of shares of common stock available for issuance under the 2021 Plan is 1,075,000 shares.

As of May 7, 2024, 707,487 options and 226,875 RSUs were outstanding under the 2021 Plan. As of May 7, 2024, 6,970,943 shares of the Company’s common stock are issued and outstanding.

The Company faces intense competition in recruiting high-quality personnel, and in retaining our employees. The Board continues to believe that stock-based incentives are important factors in attracting, retaining and awarding officers, employees, directors and consultants and closely aligning their interests with those of our stockholders.

The Board believes that increasing the number of shares available for issuance under the 2021 Plan by 1,000,000 shares, is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes that the number of shares currently available for issuance under the 2021 Plan is not sufficient in view of our compensation structure and strategy, and that the availability of the additional shares will help the Company to have a more sufficient number of shares of common stock authorized for issuance under the 2021 Plan. The Board adopted this amendment to ensure that, as we grow over the coming year, we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2021 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee. In addition to our ten directors (which include our Chief Executive Officer, President and two Executive Vice Presidents), approximately 46 employees and approximately 5 key consultants are eligible to participate in the 2021 Plan.

Purpose of the 2021 Plan

The Board of Directors believes that the 2021 Plan, with the proposed amendment, is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. We believe the 2021 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our Plan for the past three fiscal years with details of each calculation noted below the table.

	2023	2022	2021
Burn Rate(1)	8%	2%	44%
Overhang(2)	35%	30%	31%
____________

(1)     Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total common shares outstanding for that fiscal year).

(2)     Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares subject to outstanding awards at the end of the fiscal year + number of shares available for new awards under incentive plan + total common shares outstanding for that fiscal year).

Summary of the 2021 Stock Incentive Plan

The following is a summary of the principal features of the 2021 Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan and it is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is annexed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Available Shares. An aggregate of 1,075,000 shares of the Company’s common stock may currently be issued under the 2021 which number will increase to 2,075,000 is this Proposal No. 4 is approved, subject to equitable adjustment in the event of future stock splits and other capital changes, all of which may be issued in respect of Incentive Stock Options (or ISOs) that meet the requirements of Section 422 of the Code.

In applying the aggregate share limitation under the 2021 Plan, shares of common stock (i) subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or taxes required to be withheld with respect to the exercise of stock options or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the 2021 Plan.

Non-Employee Director Compensation Limit

Administration. The 2021 Plan is administered by the Compensation Committee of our Board (the ‘Compensation Committee’). The Compensation Committee has discretion to determine the individuals to whom awards may be granted under the 2021 Plan, the number of shares of common stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the 2021 Plan, to prescribe, amend and rescind any rules and regulations relating to the 2021 Plan and to make any other determinations necessary or desirable for the administration of the 2021 Plan. All interpretations, determinations and actions by the Compensation Committee are final, conclusive and binding on all parties.

Eligibility. Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by our Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries is eligible to participate in the 2021 Plan. As awards under the 2021 Plan are within the discretion of the Compensation Committee, we cannot determine how many individuals in each of the categories described above will receive awards.

Types of Awards. Under the 2021 Plan, the Compensation Committee may grant nonqualified stock options (or NSOs), incentive stock options (or ISOs), stock appreciation rights (or SARs), restricted stock, stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options. The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the Fair Market Value of the Company’s common stock on the date of grant (as such term is defined in the 2021 Plan) (or 110% of the Fair Market Value per share in the case of ISOs granted to a ten-percent or more shareholder). However, if permissible under applicable law and the rules of the exchange on which the Company is listed, options to participants who are not residents of the U.S. may be granted at a price below Fair Market Value on the date of grant.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as a nonqualified option.

A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Compensation Committee, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Compensation Committee in connection with the 2021 Plan, and/or such other method as approved by the Compensation Committee and set forth in an award agreement. The maximum term of any option granted under the 2021 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more shareholder). The Compensation Committee may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s common stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten percent or more shareholder) from the date of grant. Options granted under the 2021 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s Service (as defined in the 2021 Plan) terminates (i) by reason of his or her death or Disability (as defined in the 2021 Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Service, as applicable, (ii) for Cause (as defined in the 2021 Plan), any option held by such participant will be forfeited and cancelled as of the date of termination of Service and (iii) for any reason other than death, Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until ninety (90) days following termination of Service.

Stock Appreciation Rights. The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the Fair Market Value of a share of the Company’s common stock on the date of grant. The maximum term of any SAR granted under the 2021 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the Fair Market Value on the exercise date of one share of our common stock over the base price of the SAR, multiplied by the number of shares of common stock as to which the SAR is exercised. Payment may be made in shares of Company common stock, in cash, or partly in shares of Company common stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units. The Compensation Committee may award restricted common stock and/or stock units under the 2021 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of the Company’s common stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee, subject to applicable tax withholding requirements. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Compensation Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions.

Performance Shares and Performance Units. The Compensation Committee may award performance shares and/or performance units under the 2021 Plan. Performance shares and performance units are awards, payable in shares of the Company’s common stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards. The Compensation Committee may award incentive bonus awards payable in cash or shares of common stock, as set forth in an award agreement. Incentive bonus awards may be based upon the attainment of specified levels of Company or subsidiary performance, as measured by pre-established, objective performance criteria determined at the discretion of the Compensation Committee. The amount of an incentive bonus award to be paid upon the attainment of each targeted level of performance will equal a percentage of a participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions applicable to each incentive bonus award.

Other Stock-Based and Cash-Based Awards. The Compensation Committee may award other types of stock-based or cash-based awards under the 2021 Plan, including the grant or offer for sale of unrestricted shares of the Company’s common stock, in such amounts and subject to such terms and conditions as the Compensation Committee determines.

Transferability. Awards granted under the 2021 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit NSOs, share-settled SARs, restricted stock, performance shares or share-settled other stock-based awards to be transferred to members of the participant’s immediate family, to an inter vivos or testamentary trust in which such awards is to be passed to the participant’s designated beneficiaries, or by gift to charitable institutions.

Change in Control. The Compensation Committee may, at the time of the grant of an award, provide for the effect of a Change in Control (as defined in the 2021 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions related to the payment or other rights under an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a Change in Control. Unless otherwise provided by an award agreement, the Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become vested and immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option and/or SAR; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the Fair Market Value of an unrestricted share of the Company’s common stock on the date of the Change in Control; or (f) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the Change in Control (the ‘Change in Control Consideration’); provided, however that if the Change in Control Consideration with respect to any option or SAR does not exceed the exercise price of such option or SAR, the Compensation Committee may cancel the option or SAR without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of the Company’s common stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Compensation Committee determines that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment. The Compensation Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the award prior to the change in control) and/or make such other modifications, adjustments or amendments to outstanding awards or the 2021 Plan as the Compensation Committee deems necessary or appropriate.

Term; Amendment and Termination. The 2021 Plan will continue in effect until terminated by the Board; provided, however, that no award will be granted under the 2021 Plan on or after the 10th anniversary of the date of the adoption of the 2021 Plan by the Board; and provided further, that awards granted prior to such expiration date may extend beyond that date. The Board of Directors may suspend or terminate the 2021 Plan at any time and may amend the 2021 Plan at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any subsidiary, provided, however, that (i) no amendment, suspension or termination may materially impair any rights or materially increase any obligations under any awards previously granted, without the consent of the participant affected thereby, (ii) the Company shall obtain stockholder approval of any 2021 Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the 2021 Plan that (x) increases the number of shares of common stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits

As of the date of this information statement, we are unable to determine any grants of awards under the 2021 Plan that will be made.

Since it is not possible to determine the exact number of awards that will be granted under the 2021 Plan, the awards granted during fiscal 2023 under the 2021 Plan are set forth in the following table:

Name and position	Number of RSUs Granted	Number of Shares Underlying Options Granted
Charles M. Piluso, Chief Executive Officer	57,661	57,661
Harold J. Schwartz, President	39,706	39,706
Thomas C. Kempster, Executive Vice President	39,706	39,706
All Current Executive Officers as a Group	168,472	168,472
All Current Non-employee Directors as a Group	40,000	40,000
All Current Non-Executive Officer Employees as a Group	8,187	146,213

Interests of Directors and Executive Officers

Our current directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2021 Plan.

Material United States Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this information statement, associated with the grant of awards under the 2021 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2021 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. If certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us, the exercise of an incentive stock option is not a taxable event for regular federal income tax purposes. However, such exercise may give rise to alternative minimum tax liability on the part of the participant (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Dispositions of Incentive Stock Option Shares. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Dispositions of Incentive Stock Option Shares. If a participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. Any gain in excess of that amount will be recognized as a capital gain. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss. Any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Dispositions of Nonqualified Stock Option Shares. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the participant’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option or by reason of a disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income realized upon the exercise of a stock appreciation right. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2021 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income until an award is vested and we will not be entitled to a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received by the participant, if any, with respect to the award, and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the ordinary realized upon the vesting of a restricted stock grant. Upon disposition of the restricted stock shares, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

In the case of a participant who receives a restricted stock award that is unvested or otherwise subject to a substantial risk of forfeiture, if the participant files a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, the participant’s ordinary income and commencement of holding period, and our deduction, will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the ordinary realized upon the filing of a Section 83(b) election. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

Section 409A

If an award under the 2021 Plan is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above (including the requirement to withhold income taxes) could apply earlier than described and could result in the imposition of additional taxes, interest and penalties.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board of Directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2021 Plan but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Equity Compensation Plan Information

As of December 31, 2023, we had awards outstanding under our equity incentive plans:

	Number of securities to be issued upon exercise of outstanding options and warrants	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders
2010 Plan	129,152	$3.41	—
2021 Plan	466,195	$2.25	479,653
Equity compensation plans not approved by stockholders	N/A	N/A	N/A
Total	595,347	$2.48	479,653

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ‘FOR’ THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2021 STOCK INCENTIVE PLAN.

NO DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

ANNUAL REPORT/FORM 10-K

The Company’s 2023 Annual Report, which is not a part of the proxy solicitation materials, is being distributed and made available to certain stockholders concurrently with this Proxy Statement. Copies of the 2023 Annual Report and any amendments thereto, as filed with the SEC, may be obtained without charge by writing to Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York, 11747, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.dtst.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

(‘HOUSEHOLDING’ INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Company stockholders. This process, which is commonly referred to as ‘householding,’ potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Data Storage Corporation, 225 Broadhollow Road, Suite 307, Melville, New York, 11747, Attention: Corporate Secretary or by calling us at (212) 564-4922. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING

Stockholders who intend to present proposals for inclusion in next year’s proxy materials at the 2025 Annual Meeting of Stockholders under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company in writing at Data Storage Corporation at 225 Broadhollow Road, Suite 307, Melville, New York 11747 not later than December 24, 2024. If you wish to submit a proposal (including a director nomination) at the 2025 Annual Meeting, you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act for inclusion in our 2025 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than March 9, 2025. However, if we hold the 2025 Annual Meeting on a date that is not within 30 days of the anniversary of the 2025 Annual Meeting, notice must be received a reasonable time before we deliver our proxy materials for the 2025 Annual Meeting. In addition, to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2025. If such meeting date is changed by more than 30 days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, if any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the discretion of the proxyholders.

By Order of the Board of Directors,

/s/ Charles M. Piluso

Charles M. Piluso
Chief Executive Officer and
Chairman of the Board of Directors

Data Storage
CORPORATION

DATA STORAGE CORPORATION
225 BROADHOLLOW ROAD, SUITE 307
MELVILLE, NY 11747

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 19, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47097-P04737

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DATA STORAGE CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Charles M. Piluso	☐	☐
1b. Harold J. Schwartz	☐	☐
1c. Thomas C. Kempster	☐	☐
1d. John Argen	☐	☐
1e. Lawrence A. Maglione, Jr.	☐	☐
1f. Matthew Grover	☐	☐
1g. Todd Correll	☐	☐
1h. Clifford M. Stein	☐	☐
1i. Nancy M. Stallone	☐	☐
1j. Uwayne A. Mitchell	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Proposal to ratify Rosenberg Rich Baker Berman, P.A. as Data Storage Corporation's independent registered public accountants for fiscal year ending December 31, 2024.	☐	☐	☐
3. To approve on a non-binding advisory basis, the compensation of the Company's named executive officers.	☐	☐	☐
4. To amend the 2021 Stock Incentive Plan to increase the number of shares of the Company's common stock available to grant awards under the plan by 1,000,000 shares to 2,075,000.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V47098-P04737

DATA STORAGE CORPORATION
PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 20, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Charles M. Piluso, Chief Executive Officer, and Chris H. Panagiotakos, Chief Financial Officer, as proxies, with full power of substitution, to represent and to vote all the shares of common stock of Data Storage Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on June 20, 2024 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

The Annual Meeting of Stockholders of Data Storage Corporation will be held at 175 Broadhollow Road, Building Conference Room, Melville, NY 11747 on June 20, 2024 at 11:00 am Eastern Time. The proxy statement, notice of the Annual Meeting, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and this proxy card are being made available to all stockholders eligible to vote at the Annual Meeting.

Continued and to be signed on reverse side